SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 22, 2003

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                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                      0-30130                06-1481060
  (State or other jurisdiction of  (Commission file number)   (I.R.S. employer
   incorporation or organization)                            identification no.)


            7 Commerce Drive
            Danbury, Connecticut                                     06810
   (Address of principal executive offices)                        (Zip code)



       Registrant's telephone number, including area code: (203) 794-1100

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                                   ATMI, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Item 7.     Exhibits.........................................................3

Item 12.    Results of Operations and Financial Condition....................3

Signature....................................................................4




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Item 7.     Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Press Release, dated October 22, 2003, entitled "ATMI Reports Third Quarter Financial Results."

Item 12.  Results of Operations and Financial Condition.

  The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition":

  On October 22, 2003, ATMI, Inc., a Delaware corporation, issued a press release announcing its financial results for the third quarter of 2003. A copy of ATMI's press release is attached hereto as Exhibit 99.1.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2003

                                       ATMI, INC.


                                       By: /s/ Dan Sharkey
                                          -------------------------------
                                           Name:  Dan Sharkey
                                           Title: Vice President and Chief
                                                  Financial Officer




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